Second Quarter 2026 NASDAQ: MRBK Earnings Supplement July 30, 2026

FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” "forecasted", or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL, including the timing of third-party appraisals and loan valuations from lead financial institutions in which we are a loan participant; cyber-security concerns; rapid technological developments and changes, including the development and use of artificial intelligence in business processes, services, and products; increased competitive pressures; changes in spreads on interest-earning assets and interest-bearing liabilities; changes in general economic conditions and conditions within the securities markets; escalating tariff and other trade policies and the resulting impacts on market volatility and global trade; the impact of uncertain or changing political conditions or any current or future federal government shutdown and uncertainty regarding the federal government's debt limit, geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and military conflicts, including the ongoing conflict in the Middle East, which could impact economic conditions in the United States; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; legislation affecting the financial services industry as a whole, and Meridian Corporation, in particular; changes in accounting policies, practices or guidance; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. The Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Corporation or by or on behalf of Meridian Bank, except as may be required under applicable laws. Meridian Corporation 2

MRBK INVESTMENT HIGHLIGHTS Regional presence with a community touch. "Go to" bank in the Delaware Valley Demonstrated organic growth engine in diversified loan segments. Focus on Commercial, CRE and Small Business Lending Valuable customer base trained to solely use electronic channel. Strong sales culture that capitalizes on market disruption. Skilled management team with extensive in-market experience. Comfortably handle all but the largest companies. Meridian Corporation 3

Geographic Footprint Regional Market Meridian Corporation 4

Q2'2026 vs Q2'2025 Financial Recap Summary Income Statement ($000s) Q2'2026 Q2'2025 Net Interest Income $ 22,791 $ 21,159 Provision for Credit Losses 2,968 3,803 Non-Interest Income 9,883 11,288 Non-Interest Expense 22,227 21,357 Income Before Income Taxes 7,479 7,287 Income Taxes 1,672 1,695 Net income $ 5,807 $ 5,592 Earnings Per Share Diluted Earnings Per Share $ 0.48 $ 0.49 Pre-Provision Net Revenue by Segment 1 Bank $ 9,387 $ 9,005 Wealth 574 604 Mortgage 486 1,481 Pre-Provision Net Revenue $ 10,447 $ 11,090 Assets ($M) Loans ($M) Deposits ($M) Q2'2022 Q2'2023 Q2'2024 Q2'2025 Q2'2026 $1,000 $2,000 $3,000 Summary Balance Sheet June 30, 2026 June 30, 2025 Assets ($M) $ 2,593 $ 2,511 Loans ($M) 2 2,178 2,108 Deposits ($M) 2,194 2,110 Equity ($M) 205 178 1) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. 2) Includes loans held for investment. Meridian Corporation 5

For the Calendar Quarter Ended Balance Sheet ($M) Q2'2026 Q1'2026 Q4'2025 Q3'2025 Q2'2025 Total Assets $ 2,593 $ 2,577 $ 2,562 $ 2,541 $ 2,511 Total Loans & Leases² 2,233 2,221 2,204 2,191 2,152 Deposits 2,194 2,170 2,158 2,131 2,110 Equity 205 200 200 188 178 Tangible Equity / Tangible Assets3 7.78% 7.65% 7.67% 7.27% 6.96 % Net Income & Share Data ($000s) Net Income $ 5,807 $ 2,006 $ 7,186 $ 6,659 $ 5,592 Diluted EPS 0.48 0.17 0.61 0.58 0.49 Price per Common Share 20.03 18.96 17.58 15.79 12.89 TBV per Share 16.94 16.57 16.59 16.02 15.44 Pre-Provision Net Revenue3 10,447 10,081 12,584 11,523 11,090 Common Dividends per Share 0.140 0.140 0.125 0.125 0.125 Dividend Yield (annualized) 2.8% 3.0% 3.2% 3.2% 3.9 % Profitability (%) ROAE 11.42% 4.02% 14.79% 14.42% 12.68 % ROAA 0.90% 0.32% 1.10% 1.04% 0.90 % NIM 3.69% 3.82% 3.77% 3.77% 3.54 % Q2'2026 HIGHLIGHTS 1) As of and for the quarter ended June 30, 2026, per July 30, 2026 press release. 2) Includes loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Meridian Corporation 6

Q2'2026 INCOME STATEMENT TRENDS ($000s) Pre-Provision Net Revenue by Segment Q2'2026 Q1'2026 Q4'2025 Q3'2025 Q2'2025 Bank $ 9,387 $ 10,513 $ 11,771 $ 10,504 $ 9,005 Wealth 574 811 493 512 604 Mortgage 486 (1,243) 320 507 1,481 Total Pre-Provision Net Revenue $ 10,447 $ 10,081 $ 12,584 $ 11,523 $ 11,090 Q2'2025 Q3'2025 Q4'2025 Q1'2026 Q2'2026 Net Interest Income Non-Interest Income Non-Interest Expense Pre-Provision Net Revenue Net Income $0 $5,000 $10,000 $15,000 $20,000 $25,000 Meridian Corporation 7

NET INTEREST MARGIN 3.06% 3.20% 3.29% 3.46% 3.54% 3.77% 3.77% 3.82% 3.69% 6.98% 7.06% 6.81% 6.83% 6.89% 7.01% 6.82% 6.69% 6.59% 4.10% 4.05% 3.71% 3.56% 3.52% 3.42% 3.23% 3.04% 3.08% Net Interest Margin Yield on Earning Assets Cost of Funds Q2'2024 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Q1'2026 Q2'2026 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Meridian Corporation 8

DEPOSIT REPRICING Data as of June 30, 2026 • During Q2, time deposit costs decreased 2 bps. • $401 million in term deposits to reprice next six months • Currently repricing at approx. 4.15%, up from 3.80% and 3.81% through months 1 to 3 and 3 to 6, respectively • Deposit pricing pressure is offset by $58 million in loans repricing approx.180 basis points on avg. during next 6 months. Meridian Corporation 9 Time Deposit Maturity Schedule ($000s) - as of June 30, 2026 3.80% 3.81% 3.76% 3.84% 3.72% 3.77% 3.94% Amount Maturing (000s) Blended Cost by Period 1-3 MONTHS 3-6 MONTHS 6-9 MONTHS 9-12 MONTHS 12-18 MONTHS 18-24 MONTHS > 2 YRS $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 $240,000 $260,000 $280,000 $300,000 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00%

NON-INTEREST INCOME ($000s) Q2'2026 Q1'2026 $ Change Mortgage banking income 1 $ 6,229 $ 4,115 $ 2,114 SBA income 615 150 465 Wealth management income 1,706 1,729 (23) Other income 1,333 1,043 290 Total $ 9,883 $ 7,037 $ 2,846 Note 1 - includes FV change on mortgages HFS and related hedging derivatives. 63.0% 17.3% 6.2% 0.0% 13.5% Mortgage banking income Wealth management income SBA income Net gain on sale of MSR's Other income (% of total non-interest income during Q2'2026) Meridian Corporation 10

NON-INTEREST EXPENSE (% of total non-interest expense during Q2'2026) ($000s) Q2'2026 Q1'2026 $ Change Salaries & benefits $ 13,193 $ 12,386 $ 807 Occupancy & equipment 1,172 1,183 (11) Professional fees 1,164 974 190 Data processing and IT 2,018 1,973 45 Advertising & promotion 1,317 692 625 Other 3,363 2,950 413 Total $ 22,227 $ 20,158 $ 2,069 59.4% 5.3% 5.2% 9.1% 5.9% 15.1% Salaries & employee benefits Occupancy & equipment Professional Data processing / IT Advertising & promotion Other Meridian Corporation 11

LOANS AND OTHER FINANCE RECEIVABLES Balance ($000s) June 30, 2026 YTD Growth % Commercial Mortgage $ 911,710 3.7 % Commercial, Industrial & other finance receivables 445,594 3.9 % Construction 315,511 (4.5) % SBA loans 124,600 (10.9) % Leases, net 35,182 (22.7) % Residential mortgage 229,934 (2.6) % Home equity 112,784 5.4 % Consumer (other) 288 (12.5) % Total $ 2,175,603 0.4 % Commercial Mortgage, 42% Consumer, 16% C&I, 20% SBA, 6% Construction, 14% Leases, 2% Commercial - 84% Consumer - 16% (residential, home equity, personal) Meridian Corporation 12 As of June 30, 2026

C&I LOAN PORTFOLIO OVERVIEW C&I Portfolio By Industry as of June 30, 2026 10 Largest C&I Relationships as a % of C&I Portfolio 11.5% 10 Largest C&I Relationships as a % of Total Loan Portfolio 4.7% Average Loan Size O/S of C&I Portfolio, excluding leases ($000s) $406 Weighted Average Risk Rating of C&I Portfolio Pass 15.8% 13.4% 8.3% 8.0% 5.2% 3.5% 6.2% 4.7% 2.1% 7.2% 6.8%1.6% 1.3% 15.8% Manufacturing Construction Related RE Investment Professional Services Health & Social Services Admin & Support Retail Trade Leisure Commercial & Consumer Rental Wholesale Trade Financial, Insurance & RE Services Communication Infrastructure Providers & Services Waste Mgmt & Remediation Other *Includes commercial owner occupied real estate of $286 million Meridian Corporation Portfolio Characteristics 13 $884 M Total C&I* Includes $25 M of private equity loans

30.9% 2.1% 17.5% 1.6% 26.0% 12.1% 1.9% 3.4% 4.6% Resi & Coml Constr RE & Rental Lease Com RE Inv Construction Related RE Inv Leisure Health Care and Social Assistance Other Fin, Ins, RE Services CRE LOAN PORTFOLIO OVERVIEW - as of June 30, 2026 $941 M* Total CRE (as a % of CRE loans) *Commercial owner occupied real estate loans of $286 million not included (see C&I chart) • $63.9 M of office buildings • $102 M of multi-family loans • Wtd. avg. LTV - 71% Meridian Corporation Multi-family Loans by Region: Region Amount ($000s) % of Total Philadelphia $ 79,750 77.2 % Chester County, PA 2,114 2.1 % Montgomery County, PA 4,871 4.8 % New Castle, DE 11,108 10.9 % Delaware County, PA 1,421 1.4 % Bucks County, PA 1,331 1.3 % Southern NJ 630 0.6 % Other 726 0.7 % Total $ 101,951 14

CRE RATIOS - 100 & 300* 75% 75% 88% 96% 99% 73% 73% 127% 113% 114% 120% 120% 127% 131% 135% 123% 150% 149% 156% 184% 177% 172% 169% 234% 256% 277% 287% 282% 288% 284% 289% 275% CRE 100 Ratio CRE 300 Ratio Dec- 15 Dec- 16 Dec- 17 Dec- 18 Dec- 19 Dec- 20 Dec- 21 Dec- 22 Dec- 23 Dec- 24 Mar- 25 Jun- 25 Sept- 25 Dec- 25 Mar- 26 June- 26 50% 100% 150% 200% 250% 300% Increase in Construction - largely Multi-family Meridian Corporation 15 * The CRE 100 Ratio and CRE 300 Ratio consist of construction loans (100) and non-owner occupied CRE loans (300) compared to total risk-based capital at June 30, 2026.

6.82% 7.89% 11.10% 11.50% 11.47% 10.53% 11.04% 10.50% 10.64% 10.35% 0.54% 1.12% 3.43% 3.96% 3.56% 3.52% 3.42% 3.23% 3.04% 3.08% Yield on SBA Loans Cost of Funds FYE 21 FYE 22 FYE 23 FYE 24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 —% 5.00% 10.00% 15.00% SBA Loan Portfolio Overview SBA Loan Portfolio Profitability ($000s) Yield vs. Cost $11,773 $13,280 $15,976 $15,245 $16,929 $2,810 $3,055$2,478 $1,172 $2,469 $3,463 $8,111 $894 $1,437 Total Net Revenue Provision for Credit Losses FYE 21 FYE 22 FYE 23 FYE 24 FYE 25 Q1'26 Q2'26 $5,000 $10,000 $15,000 $20,000 • $124.6 million loans outstanding at June 30, 2026. • Very profitable portfolio. • Spread on SBA portfolio - 7.22% for Q2 2026. • 50% of non-performing loans as of June 30, 2026 were originated during 2020-2021 prior to 500+ bps rise in rates. Meridian Corporation 16

ASSET QUALITY TRENDS 0.05% 0.05% 0.11% 0.12% 0.20% 0.11% 0.34% 0.14% 0.17% 0.09% 0.16% 0.35% 0.12% 1.44% 1.53% 1.76% 1.93% 1.84% 2.20% 2.19% 2.50% 2.35% 2.53% 2.50% 2.64% 3.68% 1.32% 1.38% 1.58% 1.74% 1.68% 1.97% 1.90% 2.07% 2.14% 2.32% 2.38% 2.51% 3.40% NCOs / Avg Loans NPLs / Loans NPAs / Assets Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Q1'2026 Q2'2026 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% Meridian Corporation 17 NOTE:Subsequent to June 30, 2026, a property in OREO valued at $719 thousand sold for a recorded gain of $218 thousand.

ASSET QUALITY - as of June 30, 2026 Comm Mtg (4), $7,155 Comm Mtg - Owner Occupied (3), $5,081 Land Dev (2), $22,226 C & I - Billboard (1), $5,099 C & I - Other, $1,849 SBA, $24,608 Residential, $8,735 Leases, $1,490 Home Equity, $1,600 Construction (2), $4,230 Non-performing Loans by Type ($000s) $11.9 million (48%) guaranteed by SBA (1) C&I Billboard is comprised of 1 loan relationship. (2) Construction and Land Dev, each, are comprised of 3 loan relationships. (3) Comm Mtg - Owner Occupied consists of 2 loan relationships. (4) Comm Mtg consists of 4 loan relationships. Meridian Corporation 18

MORTGAGE VOLUME & MARGIN TRENDS ($000s)



300
250
200
150
100
50
0
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2.81%
2.82%
2.73%
2.63%
2.86%
2.93%
2.82%
2.91%
2.58%
Q2'2024 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Q1'2026 Q2'2026
Closed and Funded - Purchase
Closed and Funded - Refi
Sold Volume
Margin

Year over Year Summary

Period	Sold Volume ($000s)		Margin
Q2'2026	$	247,607	2.58 %
Q1'2026		166,546	2.91 %
FY 2025		773,228	2.82 %
FY 2024		790,393	2.82 %
FY 2023		606,042	2.85 %

Period	Originations ($000s)		% Refi
Q2'2026	$	269,229	17 %
Q1'2026		182,511	30 %
FY 2025		830,751	17 %
FY 2024		841,705	14 %
FY 2023		678,617	11 %

	Q2'2024	Q3'2024	Q4'2024	Q1'2025	Q2'2025	Q3'2025	Q4'2025	Q1'2026	Q2'2026
Refinance (%)	10%	12%	16%	18%	14%	14%	21%	30%	17%
Purchase (%)	90%	88%	84%	82%	86%	86%	79%	70%	83%

Meridian Corporation 20

DEPOSIT COMPOSITION - as of June 30, 2026 Business Accounts, 50% Consumer Accounts, 15% Municipal Deposits, 12% Time Deposits (Brokered), 23% Business Accounts Consumer Accounts Municipal Deposits Time Deposits (Brokered) Total Deposits $2.2 billion • At June 30, 2026, 65% of business accounts and 87% of consumer accounts were fully insured by the FDIC. • The average business money market account balance was $515 thousand at June 30, 2026. • The municipal deposits are 100% insured or collateralized and brokered time deposits are 100% FDIC insured. • The level of uninsured deposits for the entire deposit base was 20% at June 30, 2026. (as a % of total deposits) Meridian Corporation 21

INVESTMENT PORTFOLIO COMPOSITION - as of June 30, 2026 • Total investment securities 9.1% of total assets: – 86% Available for sale (AFS). – 14% Held-to-maturity (HTM). • Portfolio duration - 3.83 years • Average life - 4.93 years • Tax-equivalent yield - 3.85% • 12-month projected cash flow $30.0 million, or 13.09% of portfolio • Post Tax AFS URL $4.9 million or 1.97% of Tier 1 capital (1) (1) Capital ratios reflect Meridian Bank ratios. US government agency 46.8% State & municipal - tax free 23.4% Other 12.4% US asset backed 9.1% State & municipal - taxable 7.4% Equity securities 0.9% Total Securities $235 million Meridian Corporation 22

APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES Meridian Corporation 23

HISTORICAL FINANCIAL DATA

(dollars in thousands)	As of or for the Quarter Ended Q2'2026	Q1'2026	Q2'2025	As of or for the Year Ended 2025Y	2024Y	2023Y
Balance Sheet						
Total Assets	$ 2,593,176	$ 2,576,581	$ 2,510,938	$ 2,561,995	$ 2,385,867	$ 2,246,193
Loans (1)	2,232,876	2,220,535	2,152,328	2,204,362	2,062,850	1,920,622
Deposits	2,194,438	2,169,960	2,110,374	2,158,128	2,005,368	1,823,462
Gross Loans / Deposits	101.75 %	102.33 %	101.99 %	102.14 %	102.87 %	105.33 %
Capital						
Total Equity	$ 204,810	$ 200,225	$ 178,020	$ 199,716	$ 171,522	$ 158,022
Tangible Common Equity / Tangible Assets - HC (3)	7.78 %	7.65 %	6.96 %	7.67 %	7.05 %	6.87 %
Tangible Common Equity / Tangible Assets - Bank (3)	9.51	9.38	8.96	9.41	9.06	8.94
Tier 1 Leverage Ratio - Bank	9.72	9.58	9.32	9.50	9.21	9.46
Total Capital Ratio - Bank	11.64	11.51	11.54	11.65	11.20	11.17
Commercial Real Estate Loans / Total RBC	280.3 %	289.0 %	282.3 %	284.1 %	277.2 %	255.9 %
Earnings & Profitability						
Net Income	$ 5,807	$ 2,006	$ 5,592	$ 21,836	$ 16,346	$ 13,243
ROA	0.90 %	0.32 %	0.90 %	0.87 %	0.70 %	0.61 %
ROE	11.42	4.02	12.68	12.00	9.93	8.53
Net Interest Margin (NIM)(TEY)	3.69	3.82	3.54	3.64	3.16	3.35
Non-Int Inc. / Avg. Assets	1.53	1.11	1.82	1.56	1.76	1.48
Efficiency Ratio	68.03 %	66.66 %	65.82 %	65.67 %	70.46 %	76.43 %
Asset Quality						
Nonaccrual Loans / Loans (1)	3.68 %	2.64 %	2.35 %	2.50 %	2.19 %	1.76 %
NPAs / Assets	3.40	2.51	2.14	2.38	1.90	1.58
Reserves / Loans (2) (3)	0.99	0.98	1.00	1.00	0.91	1.17
NCOs / Average Loans	0.12 %	0.35 %	0.17 %	0.55 %	0.78 %	0.30 %
Yield and Cost						
Yield on Earning Assets (TEY)	6.59 %	6.69 %	6.89 %	6.89 %	6.94 %	6.62 %
Cost of Deposits	2.89	2.84	3.31	3.23	3.82	3.24
Cost of Interest-Bearing Liabilities	3.45 %	3.41 %	3.96 %	3.85 %	4.46 %	3.97 %

1) Includes loans held for sale and held for investment.
2) Includes loans held for investment (excluding loans at fair value).
3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation.

Meridian Corporation 24

Allowance For Credit Losses (ACL) to Loans and Other Finance Receivables, Excluding Loans at Fair Value (dollars in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Allowance for credit losses (GAAP) $ 21,463 $ 21,252 $ 21,573 $ 21,794 $ 20,851 Loans and other finance receivables (GAAP) 2,177,978 2,181,575 2,170,600 2,162,845 2,108,250 Less: Loans at fair value (13,619) (14,090) (14,396) (14,454) (14,541) Loans and other finance receivables, excluding loans at fair value (non-GAAP) $ 2,164,359 $ 2,167,485 $ 2,156,204 $ 2,148,391 $ 2,093,709 ACL to loans and other finance receivables (GAAP) 0.99% 0.97% 0.99% 1.01% 0.99 % ACL to loans and other finance receivables, excluding loans at fair value (non-GAAP) 0.99% 0.98% 1.00% 1.01% 1.00 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Pre-Provision Net Revenue Reconciliation Three Months Ended (Dollars in thousands, except per share data) June 30, 2026 March 31, 2026 June 30, 2025 Income before income tax expense $ 7,479 $ 2,588 $ 7,287 Provision for credit losses 2,968 7,493 3,803 Pre-provision net revenue $ 10,447 $ 10,081 $ 11,090 Bank $ 9,387 $ 10,513 $ 9,005 Wealth 574 811 604 Mortgage 486 (1,243) 1,481 Pre-provision net revenue $ 10,447 $ 10,081 $ 11,090 Meridian Corporation 25

(dollars in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Tangible common equity ratio - Corporation: Total stockholders' equity (GAAP) $ 204,810 $ 200,225 $ 199,716 $ 188,029 $ 178,020 Less: Goodwill and intangible assets (3,360) (3,411) (3,462) (3,513) (3,564) Tangible common equity (non-GAAP) $ 201,450 $ 196,814 $ 196,254 $ 184,516 $ 174,456 Total assets (GAAP) $ 2,593,176 $ 2,576,581 $ 2,561,995 $ 2,541,130 $ 2,510,938 Less: Goodwill and intangible assets (3,360) (3,411) (3,462) (3,513) (3,564) Tangible assets (non-GAAP) $ 2,589,816 $ 2,573,170 $ 2,558,533 $ 2,537,617 $ 2,507,374 Tangible common equity ratio (non-GAAP) 7.78% 7.65% 7.67% 7.27% 6.96 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 249,468 $ 244,621 $ 244,064 $ 236,038 $ 228,127 Less: Goodwill and intangible assets (3,360) (3,411) (3,462) (3,513) (3,564) Tangible common equity (non-GAAP) $ 246,108 $ 241,210 $ 240,602 $ 232,525 $ 224,563 Total assets (GAAP) $ 2,591,551 $ 2,575,135 $ 2,560,485 $ 2,541,395 $ 2,510,684 Less: Goodwill and intangible assets (3,360) (3,411) (3,462) (3,513) (3,564) Tangible assets (non-GAAP) $ 2,588,191 $ 2,571,724 $ 2,557,023 $ 2,537,882 $ 2,507,120 Tangible common equity ratio (non-GAAP) 9.51% 9.38% 9.41% 9.16% 8.96 % RECONCILIATION OF NON-GAAP MEASURES Meridian Corporation 26